Filed Pursuant to Rule 497(e)

File No. 333-199018

CORPORATE CAPITAL TRUST II

Supplement Dated May 10, 2016

to

Prospectus Dated February 12, 2016

This supplement contains information that supplements and amends, is a part of, and should be read in conjunction with the prospectus of Corporate Capital Trust II dated February 12, 2016, as supplemented and amended (the “Prospectus”). The Prospectus has been filed with the Securities and Exchange Commission and is available at www.sec.gov, or by calling (866) 650-0650. Capitalized terms used in this supplement shall have the same meaning as in the Prospectus, unless otherwise stated herein.

Before investing in shares of our common stock, you should read the entire Prospectus and this supplement, and consider carefully our investment objectives, risks, charges and expenses. You should also carefully consider the information disclosed in the section of the Prospectus captioned “Risk Factors” before you decide to invest in our common stock.

This supplement amends the Prospectus as follows:

The Prospectus is amended by replacing the second and third paragraph under the heading “About this Prospectus” with the following:

Shares will be offered at an initial offering price of $9.50 per share. We will seek to avoid interruptions in the continuous offering of our common shares; we may, however, to the extent permitted or required under the rules and regulations of the SEC, supplement the prospectus or file an amendment to the registration statement with the SEC if our net asset value per share: (i) declines more than 10% from the net asset value per share as of the effective date of this registration statement, (ii) increases to an amount that is greater than the net proceeds per share as stated in the prospectus, or (iii) declines below 97.5% of the net proceeds per share as stated in the prospectus. However, there can be no assurance that our continuous offering will not be interrupted during the SEC’s review of any such registration statement amendment and our board of trustees may determine that we may voluntarily suspend selling shares in this offering as opposed to supplementing or amending the registration statement with the SEC. Additionally, our board of trustees may change the offering price at any time such that the public offering price, net of upfront sales load, is equal to or greater than net asset value per share when we sell shares of common stock.

The “Prospectus Summary” section of the Prospectus is amended by replacing the first sentence under the subheading “Ongoing Distribution and Shareholder Servicing Fee” with the following:

In accordance with the terms of the managing dealer agreement, which we refer to in this prospectus as the Managing Dealer Agreement, our shares are subject to an ongoing distribution and shareholder servicing fee at an annualized rate of 1.25% of our current net asset value per share, as disclosed in our periodic or current reports, excluding shares issued through the distribution reinvestment plan, in order to compensate the Managing Dealer and participating broker-dealers for the marketing, sales and distribution of our shares and/or for providing ongoing shareholder servicing.

The “Fees and Expenses” section of the Prospectus is amended by replacing footnote 10 with the following:

The ongoing distribution and shareholder servicing fee is calculated at an annualized rate of 1.25% of our current net asset value per share as disclosed in the our periodic or current reports, excluding shares issued pursuant to the distribution reinvestment plan, in order to compensate the Managing Dealer, participating broker-dealers, and investment representatives for services and expenses related to the marketing, sale, distribution and/or for providing shareholder services. The ongoing distribution and shareholder servicing fees will accrue daily and be paid monthly in arrears. Because the distribution and shareholder servicing fees are paid out of our assets, over time these fees will increase the cost of your investment in the Company. See “Prospectus Summary – Ongoing Distribution and Shareholder Servicing Fees.”

The “Risk Factors” section of the Prospectus is amended by replacing the third paragraph under the risk factor entitled “Our ability to achieve our investment objective depends on our Advisors’ ability to manage and support our investment process. If our Advisors were to lose a significant number of their respective key professionals, or terminate the Advisory Agreement and/or the Sub-Advisory Agreement, our ability to achieve our investment objective could be significantly harmed.” with the following:

In addition, both the Investment Advisory Agreement and the Sub-Advisory Agreement have similar termination provisions that allow the agreements to be terminated without penalty. The Investment Advisory Agreement may be terminated at any time, without the payment of any penalty, by (i) CNL upon 120 days’ prior written notice to us and (ii) us upon 60 days’ prior written notice to CNL if our independent trustees or holders of a majority of our outstanding shares of common stock so direct. The Sub-Advisory Agreement may be terminated at any time, without the payment of any penalty, by (i) KKR upon 120 days’ prior written notice to CNL and us, and (ii) by CNL or us upon 60 days’ prior written notice to KKR if our independent trustees or holders of a majority of our outstanding shares of common stock so direct. In addition, CNL and KKR have agreed that, in the event that one of them is removed by us other than for cause, or the advisory agreement of either of them is not renewed, the other will also terminate its agreement with us. The termination of either agreement may adversely affect the quality of our investment opportunities. In addition, in the event either agreement were terminated, it may be difficult for us to replace CNL or for CNL to replace KKR.

The “Risk Factors” section of the Prospectus is amended by replacing the first and second paragraphs under the risk factor entitled “A majority of our investment portfolio will be recorded at fair value as determined in good faith in accordance with procedures established by our board of trustees and, as a result, there is and will be uncertainty as to the value of our portfolio investments.” with the following:

Under the 1940 Act, we are required to carry our portfolio investments at market value or, if there is no readily available market value, at fair value as determined in accordance with procedures established by our board of trustees. There is not a public market or active secondary market for many of the securities of the privately held companies in which we intend to invest. The majority of our investments may not be publicly traded or actively traded on a secondary market but, instead, may be traded on a privately negotiated over-the-counter secondary market for institutional investors. As a result, we will value a majority of these securities monthly at fair value as determined in good faith in accordance with the valuation policy and procedures approved by our board of trustees.

The determination of fair value, and thus the amount of unrealized gains or losses we may recognize in any reporting period, is to a degree subjective, and our Advisors have a conflict of interest in making recommendations of fair value. We will value our investments monthly at fair value as determined in good faith in accordance with procedures established by our board of trustees based on input from our Advisors. Our board of trustees may utilize the services of an independent third-party valuation firm to aid us in determining the fair value of certain securities. The types of factors that may be considered in determining the fair values of our investments include the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings, the markets in which the portfolio company does business, comparison to publicly traded companies, discounted cash flow, current market interest rates and other relevant factors. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, the valuations may fluctuate significantly over short periods of time due to changes in current market conditions. The determinations of fair value in accordance with procedures established by our board of trustees may differ materially from the values that would have been used if an active market and market quotations existed for such investments. Our net asset value could be adversely affected if the determinations regarding the fair value of the investments were materially higher than the values that we ultimately realize upon the disposal of such investments. See “Determination of Net Asset Value.”

The “Risk Factors” section of the Prospectus is amended by replacing the fifth paragraph under the risk factor entitled “Our investments in private investment funds, including hedge funds, private equity funds, limited liability companies and other business entities, subject us indirectly to the underlying risks of such private investment funds and additional fees and expenses.” with the following:

Our board of trustees – with the assistance of the Advisors, officers and, through them, independent valuation agents – is responsible for determining in good faith the fair value of our portfolio investments for which market quotations are not readily available (as is the case of private investment funds). Our board of trustees will make this determination on a monthly basis and any other time when a decision is required regarding the fair value of our investments in private investment funds or other portfolio investments for which market quotations are not available. A determination of fair value involves subjective judgments and estimates, and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security. See “Determination of Net Asset Value.”

The “Risk Factors” section of the Prospectus is amended by replacing the risk factor entitled “Investors will not know the purchase price per share at the time they submit their subscription agreements and could receive fewer shares of common stock than anticipated if our board of trustees determines to increase the offering price to comply with the requirement that we avoid selling shares below net asset value.” with the following:

Shares will be offered at an initial offering price of $9.50 per share. We will seek to avoid interruptions in the continuous offering of our common shares; we may, however, to the extent permitted or required under the rules and regulations of the SEC, supplement the prospectus or file an amendment to the registration statement with the SEC if our net asset value per share: (i) declines more than 10% from the net asset value per share as of the effective date of this registration statement, (ii) increases to an amount that is greater than the net proceeds per share as stated in the prospectus, or (iii) declines below 97.5% of the net proceeds per share as stated in the prospectus. However, there can be no assurance that our continuous offering will not be interrupted during the SEC’s review of any such registration statement amendment and our board of trustees may determine that we may voluntarily suspend selling shares in this offering as opposed to supplementing or amending the registration statement with the SEC.

Additionally, our board of trustees may change the offering price at any time such that the public offering price, net of sales load, is equal to or greater than net asset value per share when we sell shares of common stock.

As a result, your purchase price may be higher than the prior subscription closing price per share, and therefore you may receive a smaller number of shares than if you had subscribed at the prior subscription closing price.

The “Risk Factors” section of the Prospectus is amended by replacing the risk factor entitled “The price that the investor pays for our shares may not reflect the current net asset value of our company at the time of his or her subscription.” with the following:

If our net asset value increases above our net proceeds per share as stated in this prospectus, we will sell our shares at a higher price as necessary to ensure that shares are not sold at a net price, after deduction of upfront selling commissions and dealer manager fees, that is below our net asset value per share. Also we will file a supplement to the prospectus with the SEC, or amend our registration statement, if our net asset value per share: (i) declines more than 10% from the net asset value per share as of the effective date of this registration statement, (ii) increases to an amount that is greater than the net proceeds per share as stated in the prospectus, or (iii) declines below 97.5% of the net proceeds per share as stated in the prospectus. Additionally, our board of trustees may change the offering price at any time such that the public offering price, net of upfront sales load, is equal to or greater than net asset value per share when we sell shares of common stock. Therefore, the net proceeds per share, net of all upfront sales load, from a new investor may be in excess of the then current net asset value per share.

The “Management” section of the Prospectus is amended by replacing the second sentence of the first paragraph under the subheading “Board of Trustees” with the following:

The responsibilities of the board of trustees include the oversight of our investment activities, monthly valuations of our assets, and corporate governance activities.

The “Discussion of Expected Operating Results” section of the Prospectus is amended by replacing the second sentence of the third paragraph under the subheading “Overview—Operating Expenses” with the following:

The “Expense Support Payment Period” begins on the date our minimum offering requirement is satisfied and ends on September 30, 2016.

The “Determination of Net Asset Value” section of the Prospectus is fully amended and restated with the following:

Relevance of Our Net Asset Value

The determination of our net asset value is completed on a monthly basis. Our net asset value will:

•	be disclosed in our quarterly and annual financial statements and on a monthly basis in a current report on Form 8-K;

•	determine the price per share that is paid to shareholder participants in our quarterly share repurchase program, and the price per share paid by participants in our distribution reinvestment plan after the conclusion of this offering; and

•	be an input in the computation of fees earned by our Advisors and other service providers whose fees are linked, directly or indirectly, in whole or part to the value of our gross assets.

Allocation of Responsibilities for Determination of Our Net Asset Value

Our board of trustees – with the assistance of our Advisors, officers and, through them, independent valuation agents – is responsible for the periodic determination of our net asset value. Prior to such determination, our Advisors and officers will calculate, and provide to the audit committee of our board of trustees, an estimate of our net asset value. Our audit committee will review, and recommend to our board of trustees for adoption, our quarterly and annual financial statements for inclusion in our periodic reports on Forms 10-Q and 10-K, and such financial statements will include a determination of our net asset value and net asset value per share as of the last day of each calendar quarter. These financial statements will, in turn, be reviewed and approved by our full board of trustees. In addition, on a monthly basis, our audit committee will review, and recommend to our board of trustees for adoption, a determination of our net asset value per share as of the last day of each month for inclusion in a current report on Form 8-K. This determination of our net asset value per share will, in turn, be reviewed and approved by our full board of trustees.

Allocation of Responsibilities for Determination of Fair Value of Our Portfolio Investments

Our board of trustees – with the assistance of our Advisors, officers and, through them, independent valuation agents – is responsible for determining in good faith the fair value of our portfolio investments for which market quotations are not readily available. Our board of trustees will make this determination on a monthly basis and any other time when a decision is required regarding the fair value of our portfolio investments for which market quotations are not available. A determination of fair value involves subjective judgments and estimates. The notes to our financial statements will refer to the uncertainty with respect to our fair value estimates and any change in such fair value estimates. We expect that each determination of the fair value of our portfolio investments will be made upon the recommendation of our audit committee.

Our board of trustees and our audit committee will review and approve our pricing and valuation policies and procedures that will be implemented and followed by our Advisors and officers, and will review and approve any revisions to such policies and procedures. In addition, we expect that our board of trustees will retain one or more independent valuation agents to work with our Advisors and officers to provide additional inputs for consideration by our audit committee and to work directly with our full board of trustees, at the board of trustees’ request, with respect to the fair value of our portfolio investments.

In addition, our board of trustees:

•	Meets at least quarterly with our:

	•	Chief Compliance Officer and reviews the Chief Compliance Officer’s surveillance findings in general, and the Chief Compliance Officer’s findings in particular with regard to our Advisors’ and our officers’ implementation of the valuation procedures;

	•	Advisors and officers to ensure that we have taken appropriate remedial action to cure deficiencies, if any, related to our internal control over financial reporting, which may impact the valuation policies and procedures adopted by our board of trustees; and

•	Reviews any changes in ASC 820 against our approved valuation policies and procedures to ensure that such valuation policies and procedures are modified and approved, as appropriate, in light of current accounting guidance.

Because our board of trustees has the ultimate responsibility for determining, in good faith, the fair value of our portfolio investments, our board of trustees will have direct access to all entities and all persons, including any independent valuation agents, that are involved in assisting with the valuation of our portfolio investments in order to discuss with them the valuation methodologies they have utilized. We believe this will enable our board of trustees to fulfill its responsibilities despite any conflicts of interest that may exist.

Determination of Our Net Asset Value

The board of trustees will determine the net asset value per share of our outstanding shares of common stock monthly by dividing the value of total assets minus liabilities by the total number of shares of our common stock outstanding at the time of determination.

Fair Value of Financial Instruments

Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Where available, we will base fair value on observable market prices or parameters, or derive fair value from such prices or parameters. Where observable prices or inputs are not available, we will apply valuation models. These valuation techniques used in our valuation models may involve some level of estimation and judgment, the degree of which depends on price transparency for the instruments or market and the financial instruments’ complexity. We will categorize assets and liabilities recorded at fair value in our financial statements based upon the level of judgment associated with the inputs used to measure their value. Hierarchical levels, as defined under GAAP, are directly related to the amount of subjectivity associated with the inputs to fair valuations of these assets and liabilities, and are as follows:

Level 1: Quoted prices are available in active markets for identical investments as of the reporting date. Publicly listed equities and debt securities, publicly listed derivatives, money market/short term investment funds and foreign currency are generally included in Level 1. We do not adjust the quoted price for these investments.

Level 2: Valuation inputs are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date, and fair value is determined through the use of models or other valuation methodologies. In certain cases, debt and equity securities are valued on the basis of prices from an orderly transaction between market participants provided by reputable dealers or independent pricing services. In determining the value of a particular investment, independent pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrices, market transactions in comparable investments, and various relationships between investments. Investments generally included in this category are corporate bonds and loans, convertible debt indexed to publicly listed securities, foreign currency forward contracts and certain over-the-counter derivatives.

Level 3: Valuation inputs are unobservable for the investment and include situations where there is little, if any, market activity for the investment. The inputs into the determination of fair value require significant judgment or estimation. Investments generally included in this category are total return swap agreements, illiquid corporate bonds and loans, common and preferred stock investments, and equity options that lack observable market pricing.

A significant decrease in the volume and level of activity for an asset or liability is an indication that transactions or quoted prices may not be representative of fair value because, in such market conditions, there may be increased instances of transactions that are not orderly. In those circumstances, we believe further analysis of transactions or quoted prices is needed, and a significant adjustment to the transactions or quoted prices may be necessary to estimate fair value.

The availability of observable inputs can vary depending on the financial asset or liability and is affected by a wide variety of factors, including, for example, the type of financial instrument, whether the financial instrument is new, whether the financial instrument is traded on an active exchange or in the secondary market, and current market conditions. To the extent that we base valuation upon models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised by us in determining fair value is greatest for instruments categorized in level 3. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Depending on the relative liquidity in the markets for certain assets, we may transfer assets to level 3 if we determine that observable quoted prices, obtained directly or indirectly, are not available. The variability of the observable inputs affected by the factors described above may cause instruments to be reallocated between levels 1, 2, and/or 3, which we will recognize at the end of the reporting period.

Many financial assets and liabilities have bid and ask prices that can be observed in the marketplace. Bid prices reflect the highest price that we and others are willing to pay for an asset. Ask prices represent the lowest price that we and others are willing to accept for an asset. For financial assets and liabilities whose inputs are based on bid-ask prices, we will not require that fair value always be a predetermined point in the bid-ask range. Our policy will be to allow for mid-market pricing and adjusting to the point within the bid-ask range based on the protocol for fair value pricing inside of the bid-ask range that is identified by CNL.

In addition, Level 3 values or valuation ranges will be established monthly by unaffiliated valuation firms. Our Advisors will monitor Level 3 investments for unobservable inputs and notify the valuation firms if our Advisors determine that the impact of any unobservable inputs would reasonably be expected to materially impact the fair value of an asset. Our Advisors may deem certain factors to be an unobservable input, including if (i) there is a more recent transaction involving the specific asset, (ii) our Advisors or officers are aware of more recent information regarding an asset, (iii) there exists a trading halt, closed market or an extraordinary market event or (iv) a significant event occurs which may relate to a specific borrower, industry downturn, significant market shift, country risk change, political or geographical action or natural disaster.

Value Determinations in Connection with this Continuous Offering

To the extent that the net asset value per share increases above the offering price, net of upfront sales load, then the offering price per share will require an upward adjustment. Therefore, persons who subscribe for shares of our common stock in this offering must submit subscriptions for a certain dollar amount, rather than a number of shares of common stock and, as a result, may receive fractional shares of our common stock.

In connection with each subscription closing on the sale of shares of our common stock offered pursuant to the prospectus on a continuous basis, we expect that our board of trustees will delegate to our officers the authority to test that (i) the net proceeds per share from the sale of shares are equal to, or greater than, our current net asset value per share and, (ii) the selling price is within the pricing band above net asset value within which we have agreed to sell shares through our selling syndicate, in each case, measured within 48 hours, excluding Sundays and holidays, of each weekly subscription closing. Our officers may, if deemed appropriate, consult with our board of trustees or audit committee members to confirm their determination that we are not selling shares of our common stock at a price which, after deducting up-front selling commissions and dealer manager fees, is below our then current net asset value. We expect that our officers, acting under delegated authority from our board of trustees, will consider the following factors, among others, in making such determination:

•	the net asset value of our common stock as disclosed in our most recent periodic or current report filed with the SEC;

•	our Advisors’ and officers’ assessment of whether any material change in net asset value has occurred (including through any realization of net gains from the sale of a portfolio investment), or any material change in the fair value of portfolio investments has occurred, in each case, from the period beginning on the date of the most recently disclosed net asset value to the period ending two days prior to the date of the weekly subscription closing of our common stock; and

•	the magnitude of the difference between the net asset value disclosed in the most recent periodic or current report we filed with the SEC and our officers’ assessment of any material change in the net asset value since the date of the most recently disclosed net asset value, and the offering price of the shares of our common stock at the date of the weekly subscription closing.

Importantly, this determination does not require that we disclose net asset value in connection with each weekly closing and sale of shares of our common stock, but instead it involves the determination by our Advisors and officers, or by our board of trustees, (i) that we are not selling shares of our common stock at a price which, after deducting up-front selling commissions and dealer manager fees, is below the then current net asset value; and (ii) we are selling shares at a price within the disclosed pricing band, as described above, in each case within forty-eight hours, excluding Sundays and holidays, of the sale.

To the extent that CNL determines, in good faith, that we may not be in compliance with these policies related to sales pursuant to the continuous offering, then CNL will notify our board of trustees prior to the scheduled closing of the sale of shares and our board of trustees will make a determination to either (i) postpone the closing until such time the offering price which, after deducting up-front selling commissions and dealer manager fees, is (a) no longer below our then current net asset value, and (b) within the established pricing band established through the selling syndicates, or (ii) approve a change in the offering price.

These valuation processes and procedures are part of our compliance program. Records will be made contemporaneously with all determinations described in this section and these records will be maintained with other records we are required to maintain under the 1940 Act. Promptly following any adjustment to the offering price per share of our common stock offered pursuant to the prospectus, we intend to update the prospectus by filing a prospectus supplement with the SEC. We also intend to make updated information available via our website: www.corporatecapitaltrustII.com.

The “Plan of Distribution” section of the Prospectus is amended by replacing the first sentence under the subheading “General” with the following:

We are offering a maximum of 275,000,000 shares of our common stock on a continuous basis at an initial offering price of $9.50 per share, reflecting that the Managing Dealer will receive an upfront selling commission of 2%, an upfront dealer manager fee of 2.75% of the gross offering proceeds of shares sold during this time, except as provided below, and an ongoing distribution and shareholder servicing fee at an annualized rate of 1.25% of our current net asset value per share as disclosed in our periodic or current reports, excluding shares issued through the distribution reinvestment plan.

The “Plan of Distribution” section of the Prospectus is amended by replacing the second and third paragraphs under the subheading “General” with the following:

We may, to the extent permitted or required under the rules and regulations of the SEC, supplement the prospectus or file an amendment to the registration statement to sell at a price necessary to ensure that shares are not sold at a price per share, after deducting applicable selling commissions and dealer manager fees, that is below our net asset value per share, if our net asset value per share: (i) declines more than 10% from the net asset value per share as of the effective date of this registration statement, (ii) increases to an amount that is greater than the net proceeds per share as stated in the prospectus, or (iii) declines below 97.5% of the net proceeds per share as stated in the prospectus. Additionally, our board of trustees may change the offering price at any time such that the public offering price, net of upfront sales load, is equal to or greater than net asset value per share when we sell shares of common stock. Promptly following any such adjustment to the offering price per share, we will post the updated information on our website at www.corporatecapitaltrustII.com.

The “Plan of Distribution” section of the Prospectus is amended by replacing the second sentence under the subheading “Ongoing Distribution and Shareholder Servicing Fee” with the following:

The ongoing distribution and shareholder servicing fee will accrue daily based on our current net asset value as disclosed in our periodic or current reports and be paid monthly in arrears.